EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SYNUTRA INTERNATIONAL, INC. (the “Company”) on Form 10-Q for the fiscal quarter ended December 31, 2006 as filed with the Securities and Exchange Commission on the date here of (the “report”), I, Jibin Zhang, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated this 13th day of February, 2007.	By:	/s/ Jibin Zhang
Jibin Zhang Chief Financial Officer